UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2008
                                -----------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Maryland                            0-31957                       38-0135202
---------                           -------                       ----------
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
of Incorporation)                File Number)                Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                         Registrant's telephone number,
                               including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     First Federal of Northern Michigan Bancorp,  Inc. (the "Company")  (NASDAQ:
FFNM) announced the suspension of its quarterly dividend. A press release setting forth details of the dividend suspension is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Shell company transactions: None

        (d) Exhibits:

                Exhibit 99  Press Release, dated December 16, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST FEDERAL OF NORTHERN MICHIGAN
                                              BANCORP, INC.


Date: December 19, 2008                       By: /s/ Amy E. Essex
      -----------------                          -------------------------------
                                                 Amy E. Essex
                                                 Chief Financial Officer
                                                 Duly Authorized Representative)